MEMBERSHIP INTERESTS PURCHASE AGREEMENT

This Membership Interests Purchase Agreement, dated as of December 29, 2011 (this "**Agreement**"), is by and among Wound Management Technologies, Inc., a Texas corporation ("**Seller**"), H.E.B., LLC, a Nevada limited liability company ("**HEB**"), and Commercial Holding AG, LLC, a Nevada limited liability company ("**Commercial Holding**"). HEB and Commercial Holding are sometimes each referred to herein as a "**Purchaser**" and collectively, as the "**Purchasers**". Seller, HEB and Commercial Holding are sometimes each referred to herein as a "**Party**" and collectively, as the "**Parties**". Terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Operating Agreement, dated as of August 1, 2002, as amended (the "**Operating Agreement**"), of Secure eHealth, LLC, a Nevada limited liability company (f/k/a "Envoii Healthcare, LLC") (the "**Company**").

WITNESSETH

WHEREAS, Seller is the maker of the following promissory notes: (i) a promissory note dated January 1, 2011, in the original principal amount of $199,144.67, and with Seller as the "maker" and Commercial Holding as the "payee" (the "**CH Promissory Note**"); and (ii) a promissory note dated January 1, 2011, in the original principal amount of $112,880.06, and with Seller as the "maker" and HEB as the "payee" (the "**HEB Promissory Note**"), and together with the CH Promissory Notes, the "**Notes**"); and

WHEREAS, the Notes are due and payable on December 31, 2011, and Seller has determined that neither the Company nor the Seller have the financial resources necessary to pay-off the Notes; and

WHEREAS, Seller has recently restructured and has determined that the business of the Company is non-core to Seller and that neither Seller nor the Company are able to fund the operations of the Company, and accordingly, Seller desires to sell all of its Membership Interests in the Company to the Purchasers in consideration for the cancellation of all principal of, and accrued but unpaid interest on, the Notes, and Purchasers are agreeable to such transaction, on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants contained herein, and on the terms and subject to the conditions set forth herein, the Parties hereby agree to the following:

1. Purchase and Sale. Seller agrees to sell to Purchasers, and Purchasers agree to purchase from Seller, all of the Membership Interests in the Company (the "**Subject Interests**"), in consideration for which Purchasers agree that the principal balance of, and all accrued but unpaid interest on, the Notes are hereby deemed to be paid in full. As of the date hereof: (i) the principal balance of, and accrued but unpaid interest on, the HEB Promissory Note are $112,880.06 and $6.890.43, respectively, for a total of $119,770.49; and (ii) the principal balance of, and accrued but unpaid interest on, the CH Promissory Note are $199,144.67 and $7.944.57, respectively, for a total of $207,089.24. The Subject Interests shall be allocated between Commercial Holding and HEB based on the principal balance of, and accrued but unpaid interest on, the Notes, such that Commercial Holding will be deemed to have purchased a 63.36% Membership Interest and HEB will be deemed to have purchased a 36.64% Membership

Interest. Contemporaneously herewith: (i) Commercial Holdings and HEB will deliver to Seller the Notes, marked "canceled"; and (ii) the Parties shall execute and deliver to each other the Amendment to the Operating Agreement of the Company, in the form of Exhibit A attached hereto (the "**Amendment**").

2. Representations and Warranties of Purchaser. Each Purchaser, as to itself only, represents and warrants to Seller as follows:

(a) This Agreement and the Amendment are each legal, valid and binding obligations of such Purchaser, enforceable against such Purchaser in accordance with their respective terms;

(b) Such Purchaser has the right, power and authority to execute and deliver this Agreement and the Amendment and to consummate the transactions set forth herein and therein;

(c) Such Purchaser acknowledges that such Purchaser has been afforded an opportunity to question the Company's officers and Managers concerning the business and prospects of the Company and such Purchaser has been provided with all information concerning the business and prospects of the Company which such Purchaser has requested;

(d) Such Purchaser recognizes the speculative nature of an investment in the Membership Interests being purchased by such Purchaser hereunder, and that such an investment involves a high degree of risk;

(e) Such Purchaser acknowledges that the Membership Interests that such Purchaser is purchasing hereunder have not been registered under the Securities Act of 1933, as amended (the "**Act**"), or the securities laws of any state and are being offered and sold in reliance upon certain exemptions from registration, and accordingly the Membership Interests that such Purchaser is purchasing hereunder may not be resold unless registered under the Act and applicable state securities laws or unless an exemption from such registration is available, and that the Company will (i) cause a legend to be placed on any certificate which may be issued stating that the Membership Interests that such Purchaser is purchasing hereunder represented by such certificate may not be transferred unless registered under the Act and applicable state securities laws or unless Purchaser obtains an opinion of counsel satisfactory to the Company that such registration is not required and (ii) make appropriate notations in the Company's records to prevent the transfer of any Membership Interests that such Purchaser is purchasing hereunder in violation of the above restrictions;

(f) Such Purchaser is acquiring the Membership Interests that such Purchaser is purchasing hereunder for its own account as principal for investment purposes only and without a view to the resale or distribution thereof, and such Purchaser will not offer to sell or otherwise transfer the Membership Interests that such Purchaser is purchasing hereunder, or any part thereof or interest therein, except in compliance with applicable securities laws and the Company Agreement; and

(g) Such Purchaser is an "accredited investor," within the meaning of Rule 501(a) of Regulation D under the Act.

3. Representations and Warranties of Seller. As a material inducement to Purchasers to purchase the Membership Interests of the Company, Seller represents and warrants to Purchasers as follows:

(a) This Agreement and the Amendment are legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms;

(b) Seller has the right, power and authority to execute and deliver this Agreement and the Amendment and to consummate the transactions set forth herein and therein; and

(c) Seller is the legal and beneficial owner of the Subject Interests, and the delivery of the Subject Units to Purchasers pursuant to this Agreement and the Amendment will convey to Purchasers legal, valid and marketable title to the Subject Interests, free and clear of all liens, security interests, or other encumbrances of any character whatsoever (other than those imposed by federal or state securities laws or by the Operating Agreement).

4. Miscellaneous.

(a) Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by the Party against which enforcement of the amendment, modification or supplement is sought.

(b) Assignment; Entire Agreement. Neither this Agreement nor any right created hereby shall be assignable by any Party. This Agreement supersedes all prior agreements and understandings between or among the Parties relating to the subject matter hereof.

(c) Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of the Parties contained herein shall survive the Closing.

(d) Governing Law. This Agreement and the rights and obligations of the Parties shall be governed, construed and enforced in accordance with the laws of the State of Texas.

(e) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

EXECUTED as of the date first set forth above.

WOUND MANAGEMENT TECHNOLOGIES, INC.

By: ______________________________
Scott A. Haire,
Chief Executive Officer

COMMERICAL HOLDING AG, LLC

By: ______________________________
Printed: ___________________________
Title: _____________________________

H.E.B., LLC

By: ______________________________
Printed: ___________________________
Title: _____________________________

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